SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2003

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	0-23322 (Commission File Number)	93-1034484 (I.R.S. Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated July 10, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        On July 10, 2003, Cascade Bancorp announced by press release its earnings for the second quarter ended June 30, 2003, including forward looking statements. All information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Gregory D. Newton ———————————— Gregory D. Newton Executive Vice President/ Chief Financial Officer

Date: 7/10/2003